SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20546



                                    FORM 8-K

                        Pusuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 16, 2003
                                                           ------------

                         Commission File Number: 1-13205

                    KING POWER INTERNATIONAL GROUP CO., LTD.
             (Exact name of registrant as specified in its charter)



         Nevada                                               75-2641513
         ------                                               ----------
(State of incorporation)                                (IRS Employer ID number)



 25th-27th Floor, Siam Tower, 989 Rama 1 Road, Patumwan, Bangkok 10330 Thailand
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                    (Address of principal executive offices)



                               011 (662) 658-0090
                               ------------------
              (Registrant's telephone number, including area code)

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

Item 5. Other Events

On May 16, 2003, King Power International Group Co., Ltd issued a press release announcing that its Board of Directors have approved a merger transaction in which the Company will be taken private. The Company also announced that it has entered into a Stipulation of Settlement to settle three related class action lawsuits pending against the Company and the members of its Board of Directors. Copy of the press release is attached to this Form 8-K as Exhibit 99.2

Item 7. (c) Exhibits:

         99.1     Press Release dated May 16, 2003.





                                   SIGNATURES



In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned who are duly authorized.



KING POWER INTERNATIONAL GROUP CO., LTD.





By:   /s/ Vichai Raksriaksorn
     ---------------------------------------------
     Viichai Raksriaksorn
     President and Chief Executive Officer


Dated: May 22, 2003





By:   /s/  Viratana Suntaranond
     ---------------------------------------------
     Viratana Suntaranond, Chief Financial Officer

Dated: May 22, 2003